Exhibit 10.1

THIRD AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

This Third Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of September 23, 2005, among LoJack Corporation, a Massachusetts corporation (the “Parent”), LoJack Exchangeco Canada Inc., a Canadian corporation (the “Borrowing Subsidiary”) and Boomerang Tracking Inc., a Canadian corporation (“Boomerang” and together with the Borrowing Subsidiary, the “Canadian Borrowers”, the Parent and the Canadian Borrowers, collectively the “Borrowers” and individually a “Borrower”), the Guarantors party hereto, the Lenders party hereto and Harris N.A., as Administrative Agent for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into a certain Multicurrency Credit Agreement, dated as of October 29, 2004, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrowers have requested that the Lenders amend Section 8.11 of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 8.11 of the Credit Agreement (Dividends and Certain Other Restricted Payments) shall be and hereby is amended and restated in its entirety to read as follows:

Section 8.11. Dividends and Certain Other Restricted Payments. The Parent shall not, nor shall it permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends payable in the Parent’s capital stock) or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same; provided, however, that the foregoing shall not operate to prevent (i) the making of dividends or distributions by any Subsidiary to the Parent or (ii) the Parent’s repurchase of its capital stock so long as at the time of making any such repurchase, and after giving effect thereto, there shall not exist any Default or Event of Default.

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrowers, the Administrative Agent, and the Lenders shall have executed and delivered this Amendment.

2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

2.3. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Lenders) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Third Amendment to Multicurrency Credit Agreement is entered into as of the date and year first above written.

LOJACK CORPORATION, as Parent and Guarantor

By	/S/ JOSEPH F. ABELY
Name	Joseph F. Abely
Title	President

LOJACK EXCHANGECO CANADA INC., as a Canadian Borrower

By	/S/ RICHARD T. RILEY
Name	Richard T. Riley
Title	President

BOOMERANG TRACKING INC., as a Canadian Borrower and Guarantor

By	/S/ RICHARD T. RILEY
Name	Richard T. Riley
Title	President

Accepted and agreed to.

“LENDERS”
HARRIS N.A., in its individual capacity as a Lender and as Administrative Agent

By	/S/ THAD D. RASHE
Name	Thad D. Rashe
Title	Vice President

BANK OF MONTREAL, in its individual capacity as a Lender and as Canadian Co-Agent

By	/S/ BEN CIALLELA
Name	Ben Ciallela
Title	Vice President

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS

The undersigned Guarantors heretofore executed and delivered to the Administrative Agent and the Lenders the Credit Agreement (wherein the Guarantors guaranteed the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability). The undersigned hereby consents to the Third Amendment to the Credit Agreement as set forth above and confirms that all obligations of the undersigned under the Credit Agreement remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge that the Lenders and the Administrative Agent are relying on the assurances provided herein in entering into the Amendment set forth above.

LOJACK INTERNATIONAL CORPORATION

By	/S/ WILLIAM R. DUVALL
Name	William R. Duvall
Title	President

LOJACK GLOBAL LLC

By	/S/ RICHARD T. RILEY
Name	Richard T. Riley
Title	President

LOJACK OPERATING COMPANY, L.P.

By	/S/ RICHARD T. RILEY
Name	Richard T. Riley
Title	President

6292887 CANADA INC.

By	/S/ RICHARD T. RILEY
Name	Richard T. Riley
Title	President